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                            UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act to 1934


                          Date of Report: July 21, 2004




                        FIRST OAK BROOK BANCSHARES, INC.




           DELAWARE                       0-14468                36-3220778
 (State or other jurisdiction of        (Commission           (I.R.S. Employer
  incorporation or organization)         File Number)        Identification No.)


                   1400 Sixteenth Street, Oak Brook, IL 60523
                         Telephone Number (630) 571-1050
                              ____________________



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                        FIRST OAK BROOK BANCSHARES, INC.
                                    FORM 8-K
                                  July 21, 2004




Item 7. Financial Statements and Exhibits
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     (a) and (b) not applicable

     (c) Exhibit Index:

         99.1 Press Release issued by First Oak Brook Bancshares, Inc. dated July 20, 2004.

Item 12. Results of Operations and Financial Condition
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Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 9 of Exhibit 99.1.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                FIRST OAK BROOK BANCSHARES, INC.
                                                --------------------------------
                                                           (Registrant)



Date: July 20, 2004                             /S/ROSEMARIE BOUMAN
                                                --------------------------------
                                                Rosemarie Bouman
                                                Vice President and
                                                Chief Financial Officer